Exhibit 10.1

LEAK OUT
AGREEMENT

March 3, 2020

China SXT Pharmaceuticals, Inc.

178 Taidong Rd North

Taizhou, Jiangsu

China

Re: Agreement

Ladies and Gentlemen:

Reference is hereby made to (a) that certain Securities Purchase Agreement, dated as of April 16, 2019 (as amended, restated or otherwise modified from time to time prior to the date hereof, the “Securities Purchase Agreement”), by and among CHINA SXT PHARMACEUTICALS, INC., a company organized under the laws of the British Virgin Islands (the “Company”), the Investor (the “Investor”) and the other buyers signatory thereto (collectively, the “Buyers”), pursuant to which, among other things, the Company sold, and the Investor, in its capacity as a Buyer, purchased (i) a Series A Note (as defined in the Forbearance Agreement), (ii) a Series B Senior Secured Convertible Note (as defined in the Forbearance Agreement), (iii) a Series A Warrant to purchase 298,329 of the Company’s ordinary shares equal to 50% of the shares issuable upon conversion of the Series A Notes, and (D) a Series B Warrant to purchase 149,165 of the Company’s ordinary shares equal to 50% of the shares issuable upon conversion of the Series B Notes; (b) that certain Forbearance and Amendment Agreement, dated December 13, 2019, by and between the Company and the Investor (the “Forbearance Agreement”), pursuant to which the Company agreed to redeem the Series A Note for a cash amount equal to the Forbearance Redemption Amounts (as defined in the Forbearance Agreement) and (c) that certain Agreement, dated December 13, 2019, by and between the Company and the Investor (the “Original Agreement”) regarding a Daily Limit. Capitalized terms not defined herein shall have the meaning as set forth in the Forbearance Agreement.

The Company and the Investor desire to amend and restate the Original Agreement in the form of this agreement (this “Agreement”) and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, effective as of the date hereof, the Investor hereby agrees, that during the period commencing on the date hereof (“Execution Date”) and ending on the later of (x) the date the Series A Note issued to the Investor no longer remains outstanding and (y) such date as the Investor (and/or its Affiliates) shall have sold all Series A Conversion Shares (as defined in Securities Purchase Agreement) issuable upon conversion of the Series A Note issued to the Investor, the Investor shall not, directly or indirectly, sell any Series A Conversion Shares (collectively, the “Restricted Securities”) on any Trading Day (each date of determination, each a “Measuring Date”), if such sale, together with all prior sales of Restricted Securities by the Investor (and/or any of its Affiliates, as applicable) on such Measuring Date, exceed 20% of the daily composite trading volume of the Ordinary Shares (as reported by Bloomberg, LP for such Measuring Date) (the “Daily Limit”); provided that sales of any other Ordinary Shares (excluding any sales of Restricted Securities) on such applicable Measuring Date shall not be included in the Daily Limit calculation above.

The Company hereby represents and warrants to the Investor that attached hereto as Schedule I is a true and correct schedule of the aggregate principal amount of each of the Series A Notes outstanding as of the date hereof and the aggregate number of Pre-Delivery Shares remaining and available to be applied by each such holder of Series A Notes against Ordinary Shares that the Company fails to timely deliver pursuant to the terms and conditions of the Series A Notes.

In addition to the foregoing, if the Investor on a given date desires to convert the Series A Note, in whole or in part, and the aggregate of the Conversion Amount of all conversions from December 13, 2019 through, and including, such date of determination (including the Conversion Amount of the proposed conversion) exceeds the sum of (x) the aggregate New Installment Amounts and (y) any other unpaid amounts under the Forbearance Agreement (including, without limitation, the Initial Forbearance Fee), in the aggregate, that have become due and payable (or would have become due and payable, assuming the Forbearance Agreement remained in full force and effect through, and including, such date of determination) in accordance with the Forbearance Agreement on or prior to such date of determination, the Investor shall be prohibited from effecting such conversion (the “Conversion Limit”); provided, that, as of any time of determination, if both (x) the daily composite trading volume of the Ordinary Shares (as reported by Bloomberg, LP for such Measuring Date) exceeds 1.5 million Ordinary Shares (as adjusted for share splits, share dividends, share combinations, recapitalizations and similar events on or after the date hereof) and (y) the trading price of the Ordinary Shares as of such time of determination exceeds the Closing Bid Price (as defined in the Series A Note) of the Ordinary Shares as of the Trading Day immediately prior to such Measuring Date, the Investor shall be permitted to convert, in one or more conversions on such Measuring Date, up to an additional aggregate amount (which shall be excluded from the Conversion Limit) not to exceed the lesser of (i) 500,000 Ordinary Shares (as adjusted for share splits, share dividends, share combinations, recapitalizations and similar events on or after the date hereof) and (ii) 20% of the daily composite trading volume of the Ordinary Shares (as reported by Bloomberg, LP for such Measuring Date) (in each case, or such greater amount as the Company shall concurrently notify all Buyers, from time to time, with respect to such Measuring Date or period, as applicable, and the Company and the Investor agree that any such notice and any conversion of the Series A Note based upon any such notice shall not constitute material non-public information with respect to the Company).

Notwithstanding the foregoing, upon the occurrence of any Event of Default (as defined in the Series A Note) of any Series A Note, except the Existing Defaults and Additional Forborne Defaults (as set forth in Schedules I and II of Forbearance Agreement) or any Conversion Failure (as defined in the Series A Note) of the Series A Note of any holder of Series A Notes, the Daily Limit and Conversion Limit shall cease to apply to the Investor and this Agreement shall automatically be terminated.

For the purpose of this Agreement, the following definitions shall apply:

“Affiliate” means, with respect to any specified Person, (x) any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including, without limitation, any partner, officer, director, member of such Person and any fund now or hereafter existing that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, such Person or (y) if such Person is a natural person, such Person’s spouse, lineal descendant (including any adopted child or adopted grandchild) or other family member, or a custodian or trustee of any trust, partnership or limited liability company for the benefit of, in whole or in part, or the ownership interests of which are, directly or indirectly, controlled by, such Person or any other member or members of such Person’s family.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental or any department or agency thereof.

Notwithstanding anything herein to the contrary, on or after the date hereof, the Investor may, directly or indirectly, sell or transfer all, or any part, of the Restricted Securities (or any securities convertible or exercisable into Restricted Securities, as applicable) to any Person (an “Assignee”) without complying with (or otherwise limited by) the restrictions set forth in this Agreement; provided, that as a condition to any such sale or transfer an authorized signatory of the Company and such Assignee duly execute and deliver a leak-out agreement in the form of this Agreement with respect to such transferred Restricted Securities (or such securities convertible or exercisable into Restricted Securities, as applicable) (an “Assignee Agreement”) and sales of the Investor and its Affiliates and all Assignees shall be aggregated for all purposes of this Agreement and all Assignee Agreements.

Effective as of the date hereof, the defined term “Transaction Documents” in the Securities Purchase Agreement is hereby automatically amended to include this Agreement (the “Additional SPA Amendment”). The Investor hereby consents to the Additional SPA Amendment and the Additional SPA Amendment (as defined in each Other Agreement (as defined below)). For the avoidance of doubt, after giving effect to the Additional SPA Amendment, the Investor shall be entitled to the indemnification rights from the Company as set forth in Section 9(k) of the Securities Purchase Agreement with respect to any breach or other violation of this Agreement and the other Transaction Documents.

The Company shall, on or before 8:30 a.m., New York City time, on the first (1st) business day after the date of this Agreement, issue a Report of Foreign Issuer on Form 6-K disclosing all material terms of the transactions contemplated hereby and attaching this Agreement, as an exhibit thereto (collectively with all exhibits attached thereto, the “6-K Filing”). From and after the date of the 6-K Filing, the Investor shall not be in possession of any material, nonpublic information received from the Company or any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the 6-K Filing. The Company shall not, and shall cause its officers, directors, employees, affiliates and agents, not to, provide the Investor with any material, nonpublic information regarding the Company from and after the 6-K Filing without the express written consent of the Investor. To the extent that the Company delivers any material, non-public information to the Investor from and after the 6-K Filing without the Investor's express prior written consent, the Company hereby covenants and agrees that the Investor shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agent with respect to, or a duty to the to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agent or not to trade on the basis of, such material, non-public information. The Company shall not disclose the name of the Investor in any filing, announcement, release or otherwise, unless such disclosure is required by law or regulation or with Investor or Investor’s counsel’s prior written consent. In addition, effective upon the from and after the 6-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate and be of no further force or effect. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

The Investor hereby represents and warrants that the Investor has full power and authority to enter into this Agreement and that this Agreement has been duly authorized (if the Investor is not a natural person) and constitutes the legal, valid and binding obligation of the Investor, enforceable in accordance with its terms. Upon request, the Investor will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the Investor shall be binding upon the successors and assigns of the Investor from the date of this Agreement.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this Agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

The obligations of the Investor under this Agreement are several and not joint with the obligations of any Other Investor under any other agreement entered into by each such Other Investor and the Company (each, an “Other Agreement”) or under any other agreement, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any Other Agreement or under any other agreement. Nothing contained herein or in this Agreement, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and the Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and the Other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and the Company acknowledges that the Investor and the Other Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Agreement. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose nor shall the Investor have any right of enforcement or otherwise against any Other Investor related hereto.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Investor with respect to hereto or any waiver, modification or amendment (or consent to permit any term or condition of this Agreement not to apply, in whole or in part, to any portion of any security) of any term offered to any Other Investor (each a “Settlement Document”), is or will be more favorable to such Other Investor than those of the Investor and this Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Investor promptly following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Investor or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Investor may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Investor as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Investor. The provisions of this paragraph shall apply similarly and equally to each Settlement Document.

Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this letter agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this letter agreement or any transaction contemplated hereby.

This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns. This Agreement may not be amended, modified or waived without the prior written consent of the parties hereto.

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Very truly yours,

[INVESTOR]

By:
Name:
Title:

AGREED AND ACCEPTED BY:

CHINA SXT PHARMACEUTICALS, INC.

By:
Name:
Title:

Schedule I

Schedule of Outstanding Amount of Series A Notes and Remaining Pre-Delivery Shares